Exhibit 10.77

SERIES B AMENDMENT AGREEMENT

This Series B Amendment Agreement (the “Amendment”) is made and entered into as of the date set forth below by and between the person or entity set forth on the signature page below (the “Investor”) and Lithium Technology Corporation (“LTC”).

Recitals

WHEREAS, LTC has authorized the issuance and sale of LTC’s equity units up to an aggregate amount of $10,000,000 (the “A Units”), each A Unit consisting of one share of Series A Convertible Preferred Stock (the “Series B Preferred Stock” and two warrants, each warrant to purchase one-half share of common stock issued upon conversion of the Series A Preferred Stock in a private offering (the “Offering A”); and

WHEREAS, LTC has authorized the issuance and sale of LTC’s equity units up to an aggregate amount of $5,000,000 (the “B Units”), each B Unit consisting of one share of Series B Convertible Preferred Stock (the “Series B Preferred Stock” and two warrants, each warrant to purchase one share of common stock issued upon conversion of the Preferred Stock in a private offering (the “Offering B”); and

WHEREAS, the Investor has purchased B Units on the terms set forth in a Subscription Agreement dated August 30, 2004 between the Investor and LTC (the “Subscription Agreement”); and

WHEREAS, LTC and the Investor have agreed to amend the terms of the B Units as provided herein; and

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. The First Whereas clause of the Subscription Agreement shall be amended as follows:

WHEREAS, LTC has authorized the issuance and sale of LTC’s equity units up to an aggregate amount of $5,000,000 (the “Units”), each Unit consisting of one share of Series B Convertible Preferred Stock (the “Preferred Stock” and two warrants, each warrant to purchase one-half share of common stock issued upon conversion of the Preferred Stock in a private offering (the “Offering B”); and

2. The terms of the Series B Units shall be amended as follows:

Each B Unit will consist of one share of Series B Convertible Preferred Stock of the Company (the “Series B Preferred Stock”) and two warrants for each share of common stock issuable upon conversion of the Series B Preferred Stock, each warrant to purchase one-half share of common stock of the Company.

The purchase price per share of Series B Preferred Stock will be $1,000. The Series B Preferred Stock shall be convertible at the election of the holder thereof, at any time commencing from and after their date of issuance and for a period of three years thereafter at a price equal to 80% of the average closing price of Company common stock on the OTC-BB for the 20 trading days immediately preceding the day upon which the Company receives a conversion notice from the preferred stockholder. The shares of Series B Preferred Stock shall be entitled to receive an 8% annual dividend payable in shares of common stock of the Company.

The warrants included in the B Units will be exercisable for shares of Company common stock at any time beginning on the date of conversion of the Series B Preferred Stock and ending on the fourth anniversary of their issuance. The per share exercise prices of the warrants will be 125% and 150%, respectively, of the conversion price of a share of Company Series B Preferred Stock. The warrants will be subject to adjustment for anti-dilution purposes.

3. The terms of the warrants included in the B Units shall be amended to the terms set forth in Annex C and Annex D.

4. Section 3.4 of the Subscription Agreement shall be amended as follows:

The shares of LTC Preferred Stock and warrants included in the Units and common stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) and upon exercise of the warrants (the “Warrant Shares” and together with the Conversion Shares, the “Common Shares”), when issued and delivered in accordance with the terms of this Agreement (and the terms of the Preferred Stock or warrant, as the case may be) will be duly authorized, validly issued, fully paid, non-assessable and free and clear of any lien or other limitation or restriction, it being understood that, as of the date hereof, a sufficient number of shares of Preferred Stock are not available for issuance under LTC’s Certificate of Incorporation. LTC will take all reasonable actions to promptly seek stockholder approval to amend its Certificate of Incorporation to increase the number of authorized shares of Preferred Stock to allow for the issuance of the Preferred Stock. Upon receipt of such stockholder approval, LTC will amend its Certificate of Incorporation to increase the number of authorized shares of Preferred Stock and deliver the Preferred Stock to the Investor. Pending the amendment of its Certificate of Incorporation to increase the number of authorized shares of Preferred Stock, the Investor may request in writing, by delivering the Notice set forth in Exhibit A attached hereto, that LTC deliver notes convertible into that number of shares of common stock into which the Preferred Stock would be convertible and on all other terms comparable to the terms of the Preferred Stock in the form attached hereto as Exhibit B. Upon such request and LTC Board approval, LTC shall deliver such notes to the Investor.

5. This Amendment shall be subject to the Investor providing indirectly (through introducing third party investors to LTC) or directly debt or equity capital to LTC of not less than $2,000,000 on or after the date of this Amendment and no later than December 31, 2005 on terms acceptable to LTC. In the event the capital is not provided by December 31, 2005, this Amendment shall be void on such date.

6. This Amendment shall be effective upon the receipt by the Company from its financial advisor, of an opinion that this Amendment is fair from a financial point of view to the Company’s equityholders.

7. All other terms and conditions of the Subscription Agreement shall remain the same and shall continue to have the same force and effect as originally written.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth below.

If Investor is an individual:

Print Name of Investor

Signature of Investor

Date:

If Investor is an entity:

Stichting Gemeenschappelijk Bezit LTC
Print Name of Entity

/s/ H. Harry van Andel	Harry H. van Andel
Signature of Officer,	Print Name of Officer,
Trustee or Partner, as applicable	Trustee or Partner, as applicable

Date:

LITHIUM TECHNOLOGY CORPORATION

By:	/s/ John J. McGovern
Name:	John J. McGovern
Title:	Chief Financial Officer

EXHIBIT A

NOTICE OF ELECTION TO RECEIVE NOTES IN LIEU OF PREFERRED STOCK

(To be Executed by the Registered Holder

in order to Convert the Notes)

The undersigned hereby irrevocably elects to receive $1,840,000 principal amount of Notes (defined below) in lieu of shares of Preferred Stock (“Preferred Stock”), of Lithium Technology Corporation, a Delaware corporation (the “Borrower”) according to the conditions of the Subscription Agreement between the undersigned and the Borrower as amended by Amendment No. 1 (the “Subscription Agreement”).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Election:

Principal of Notes to be Issued:

Signature:

Print Name:

EXHIBIT B

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID ACT.

CONVERTIBLE NOTE

Plymouth Meeting, Pennsylvania
, 200	$

FOR VALUE RECEIVED, LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of                      or registered assigns (the “Holder”) the sum of                      ($                    ), on                      (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) per annum from                      (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Interest shall commence accruing on the issue date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable annually in shares of common stock, $.01 per value per share, of the Borrower (the “Common Stock”) valued at the then applicable Conversion Price (as herein defined) on December 31 of each year beginning on December 31, 2004, or at the time of conversion of the principal to which such interest relates in accordance with Article I below.

All payments due hereunder (to the extent not converted into Common Stock in accordance with the terms hereof) shall be made in shares of Common Stock of the Borrower valued at the then applicable Conversion Price. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Subscription Agreement and the Borrower to which this

Note relates, as amended from time to time, pursuant to which the Holder subscribed to purchase shares of Series B Preferred Stock of the Borrower and thereafter elected to receive this Note in lieu of such shares of Series B Preferred Stock (the “Subscription Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the Holder thereof.

The following terms shall apply to this Note:

I. CONVERSION RIGHTS

The Holder shall have the following conversion rights with respect to this Note (the “Conversion Rights”):

A. Right to Convert. At any time on or after the date on the Note, the Holder may, at such Holder’s option, elect to convert (a “Voluntary Conversion”) all or any portion of this Note into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) $1,000 divided by (ii) the Conversion Price (as defined below) then in effect as of the date of the delivery by the Holder of its notice of election to convert. In the event of a liquidation, dissolution or winding up of the Company, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to any security holder of the Company. In the event of such a liquidation, dissolution or winding up, the Company shall provide to the Holder notice of such liquidation, dissolution or winding up, which notice shall be sent at least fifteen (15) days prior to the termination of the Conversion Rights.

B. Mechanics of Voluntary Conversion. The Voluntary Conversion of this Note shall be conducted in the following manner:

1. Holder’s Delivery Requirements. To convert this Note into full shares of Common Stock on any date (the “Voluntary Conversion Date”), the Holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”), to the Company, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such Voluntary Conversion Date but in no event later than three (3) business days after such date this Note and the originally executed Conversion Notice.

2. Company’s Response. Upon receipt by the Company of a copy of the fully executed Conversion Notice, the Company or its designated transfer agent (the “Transfer Agent”), as applicable, shall, within three (3) business days following the date of receipt by the Company of the fully executed Conversion Notice (so long as this Note and original Conversion Notice are received by the Company on or before such third business day), issue and deliver to the Holder as specified in the Conversion Notice, registered in the name of the Holder or its designee, the number of shares of Common Stock to which the Holder shall be entitled.

3. Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall cause its Transfer Agent to promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the Holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such Holder’s Conversion Notice. If such Holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the Holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company’s independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the Holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant’s calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the Holder’s calculation was correct, or by the Holder, in the event the Company’s calculation was correct, or equally by the Company and the Holder in the event that neither the Company’s or the Holder’s calculation was correct. The period of time in which the Company is required to effect conversions under this Certificate of Designation shall be tolled with respect to the subject conversion pending resolution of any dispute by the Company made in good faith and in accordance with this Section.

4. Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

C. Mandatory Conversion.

1. If this Note is outstanding in whole or in part on the Mandatory Conversion Date it shall automatically and without any action on the part of the Holder, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) $1,000 divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date.

2. As used herein, “Mandatory Conversion Date” shall be the date that is three years after the date of issuance of this Note. The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to herein as the “Conversion Date.”

3. On the Mandatory Conversion Date, any amounts outstanding under this Note shall be converted automatically without any further action by the Holder and whether or not this Note surrendered to the Company or its Transfer Agent; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon conversion of this Note unless this Note is either delivered to the Company or the Holder notifies the Company that such Note has been lost, stolen, or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of this Note pursuant to this Section, the Holder shall surrender this Note to the Company and the Company shall cause its Transfer Agent to deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section I C.2.) to the Holder within three (3) business days of the Holder’s delivery of this Note.

D. Conversion Price. The term “Conversion Price” shall mean the Variable Conversion Price (as defined herein) (subject to adjustments as set forth herein). The “Variable Conversion Price” shall mean the Applicable Percentage (as defined herein) multiplied by the Market Price (as defined herein). “Market Price” means the average of the average Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day (as defined below) period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Company via facsimile (the “Conversion Date”). “Trading Price” means, for any security as of any date, the intraday trading price on the Over-the-Counter Bulletin Board (the “OTCBB”) as reported by a reliable reporting service mutually acceptable to and hereafter designated by holders of a majority the Notes and the Company or, if the OTCBB is not the principal trading market for such shares of Common Stock, the intraday trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no intraday trading price of such security is available in any of the foregoing manners, the average of the intraday trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Company and the holders of a majority of the shares of Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. “Applicable Percentage” shall mean 80.0%.

E. Adjustments of Conversion Price.

1. Adjustment for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the date of this Note, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such Note (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section with respect to the rights of the Holder of this Note; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the Holder of this Note simultaneously receives a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as the Holder would have received if this Note had been converted into Common Stock on the date of such event.

2. Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the date of this Note shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of stock dividends provided for herein, or a reorganization, merger, consolidation, or sale of assets provided for herein), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

3. Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the date of this Note there shall be a capital reorganization of the Company (other than by way of stock dividends or distributions provided for herein, or a reclassification, exchange or substitution of shares provided for herein), or a merger or consolidation of the Company with or into another corporation where the holders of outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company’s properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Conversion Price or otherwise) so that the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the Holder of this Note after the Organic Change to the end that the provisions of this Section (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

4. Consideration for Stock. In case any shares of Common Stock or Convertible Securities other than this Note, or any rights or warrants or options to purchase any such Common Stock or convertible securities, shall be issued or sold:

(1) in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the

Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, convertible securities, rights or warrants or options, as the case may be; or

(2) in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of this Note, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of this Note. In the event any consideration received by the Company for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board of Directors of the Company. In the event Common Stock is issued with other shares or securities or other assets of the Company for consideration which covers both, the consideration computed as provided in this Section shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Company.

F. No Impairment. The Company shall not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holders of this Note against impairment. and the proceeds of which shall be payable to such holder in the event it obtains judgment.

G. Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of this Note, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder of this Note a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the Holder, at any time, furnish or cause to be furnished to such Holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

H. Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

I. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the Holder of record at its address appearing on the books of the Company. The Company will give written notice to the Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock and in no event shall such notice be provided to such Holder prior to such information being made known to the public. The Company will also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such Holder prior to such information being made known to the public.

J. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable, or the Company, at the Company’s option, shall round up the shares of Common Stock to be issued to the next whole share.

K. Reservation of Common Stock. The Company shall, so long as this Note is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of this Note then outstanding.

L. Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

2. EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

A. Failure to Pay Principal or Interest.

The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise;

B. Conversion and the Shares.

The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note or fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder;

C. Receiver or Trustee.

The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

D. Bankruptcy.

Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower which remains unvacated, unbonded or unstayed for a period of thirty (30) days;

then, upon the occurrence and during the continuation of any Event of Default specified in Section 2.A or B, at the option of the Holders of a majority of the aggregate principal amount of the outstanding Notes exercisable through the delivery of written notice to the Borrower by such Holders (the “Default Notice”), and upon the occurrence of an Event of Default specified in Section 2.C or D, the Notes shall become immediately due and payable and the Borrower shall deliver to the Holder, in full satisfaction of its obligations hereunder, shares of Common Stock of the Borrower in an amount equal to the then outstanding principal amount of this Note for purposes of determining the lowest applicable Conversion Price, multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

3. MISCELLANEOUS

A. Failure or Indulgence Not Waiver.

No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

B. Notices.

Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, facsimile number: 610-940-6091. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

C. Amendments.

This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

D. Assignability.

This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, subject to all applicable federal and state securities laws.

E. Governing Law.

THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

F. Denominations.

At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $1,000 as the Holder shall request.

G. No Preemptive Rights.

Except as provided in Section 2 hereof no Holder of this Note shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this      day of                     .

LITHIUM TECHNOLOGY CORPORATION

By:
Name:
Title:

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder

in order to Convert the Notes)

The undersigned hereby irrevocably elects to convert $                     principal amount of the Note (defined below) into shares of common stock, par value $.01 per share (“Common Stock”), of Lithium Technology Corporation, a Delaware corporation (the “Borrower”) according to the conditions of the convertible Notes of the Borrower dated as of                      (the “Notes”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion:

Applicable Conversion Price:

Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:

Signature:

Name:

Address:

The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three (3) business days following receipt of the original Note(s) to be converted, and shall make any applicable payments pursuant to the Notes for the number of business days such issuance and delivery is late.

EXHIBIT C

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, REGULATION S OR AN EXEMPTION FROM REGISTRATION AND OTHERWISE IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL OWNER OF THE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

LITHIUM TECHNOLOGY CORPORATION

WARRANT

This Warrant is issued in connection with that certain Subscription Agreement (the “Subscription Agreement”) by and among LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), and                      (the “Investor”). Capitalized terms used herein, but not otherwise defined, shall have the meaning given to them in the Subscription Agreement.

THIS CERTIFIES THAT, for value received, the Investor or its registered assigns is entitled to purchase from the Company at any time or from time to time during the period specified in Paragraph 2 hereof one-half (1/2) fully paid and nonassessable share of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) for each share of Common Stock issued upon conversion of the Series B Preferred Stock purchased by the Investor pursuant to the Subscription Agreement (the “Series B Preferred Stock”), at an exercise price per share of Common Stock equal to 125% of the conversion price of the Series B Preferred Stock then in effect upon conversion of any shares of Series B Preferred Stock by the Investor (the “Series B Preferred Stock Conversion”) from time to time (the “Exercise Price”).

The term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. This Warrant is subject to the following terms, provisions, and conditions:

I. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the

Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), delivery to the Company of a written notice of an election to effect a “Cashless Exercise” (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the Series B Preferred Stock Conversion and before 5:00 p.m., New York, New York time on the fourth anniversary of such date (the “Exercise Period”)

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

(c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

(d) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

4. Adjustment and Antidilution Provisions. On or after the date of issuance of this Warrant, the Warrant Exercise Price and number of shares issuable pursuant to this Warrant shall be subject to adjustment as follows:

(a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

(b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(c) All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price in addition to those required by this Section 4, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Corporation shall not result in any Federal Income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including warrants).

(d) Whenever the Exercise Price is adjusted, as herein provided, the Corporation shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Company’s Warrant Register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 4, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, and Replacement of Warrant.

(a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

(e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) shall have registration rights as set forth in Section 5 of the Subscription Agreement.

9. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

10. Governing Law. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK

WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

11. Miscellaneous.

(a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 warrants with a per warrant exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock.

(d) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

LITHIUM TECHNOLOGY CORPORATION

By:
Name:	John J. McGovern
Title:	Chief Financial Officer

Dated as of

FORM OF EXERCISE AGREEMENT

Dated:                  , 200

To:

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase                      shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $                    , or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the Warrant) equal to $                    . Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

Name:

Signature:
Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints                                                               as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:                      , 200

In the presence of:

Name:

Signature:
Title of Signing Officer or Agent (if any):

Address:

	Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable

EXHIBIT D

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, REGULATION S OR AN EXEMPTION FROM REGISTRATION AND OTHERWISE IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL OWNER OF THE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

LITHIUM TECHNOLOGY CORPORATION

WARRANT

This Warrant is issued in connection with that certain Subscription Agreement (the “Subscription Agreement”) by and among LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), and                      (the “Investor”). Capitalized terms used herein, but not otherwise defined, shall have the meaning given to them in the Subscription Agreement.

THIS CERTIFIES THAT, for value received, the Investor or its registered assigns is entitled to purchase from the Company at any time or from time to time during the period specified in Paragraph 2 hereof one-half (1/2) fully paid and nonassessable share of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) for each share of Common Stock issued upon conversion of the Series B Preferred Stock purchased by the Investor pursuant to the Subscription Agreement (the “Series B Preferred Stock”), at an exercise price per share of Common Stock equal to 150% of the conversion price of the Series B Preferred Stock then in effect upon conversion of any shares of Series B Preferred Stock by the Investor (the “Series B Preferred Stock Conversion”) from time to time (the “Exercise Price”).

The term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. This Warrant is subject to the following terms, provisions, and conditions:

I. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the

Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), delivery to the Company of a written notice of an election to effect a “Cashless Exercise” (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the Series B Preferred Stock Conversion and before 5:00 p.m., New York, New York time on the fourth anniversary of such date (the “Exercise Period”)

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

(c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

(d) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

4. Adjustment and Antidilution Provisions. On or after the date of issuance of this Warrant, the Warrant Exercise Price and number of shares issuable pursuant to this Warrant shall be subject to adjustment as follows:

(a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

(b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(c) All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price in addition to those required by this Section 4, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Corporation shall not result in any Federal Income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including warrants).

(d) Whenever the Exercise Price is adjusted, as herein provided, the Corporation shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Company’s Warrant Register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 4, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, and Replacement of Warrant.

(a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

(e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) shall have registration rights as set forth in Section 5 of the Subscription Agreement.

9. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

10. Governing Law. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK

WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

11. Miscellaneous.

(a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 warrants with a per warrant exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock.

(d) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

LITHIUM TECHNOLOGY CORPORATION

By:
Name:	John J. McGovern
Title:	Chief Financial Officer

Dated as of

FORM OF EXERCISE AGREEMENT

Dated:                  , 200

To:

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase                      shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $                    , or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the Warrant) equal to $                    . Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

Name:

Signature:
Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints                                                               as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:                      , 200

In the presence of:

Name:

Signature:
Title of Signing Officer or Agent (if any):

Address:

	Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable

EXHIBIT E

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, REGULATION S OR AN EXEMPTION FROM REGISTRATION AND OTHERWISE IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL OWNER OF THE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

LITHIUM TECHNOLOGY CORPORATION

WARRANT

This Warrant is issued in connection with that certain Subscription Agreement (the “Subscription Agreement”) by and among LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), and                      (the “Investor”). Capitalized terms used herein, but not otherwise defined, shall have the meaning given to them in the Subscription Agreement.

THIS CERTIFIES THAT, for value received, the Investor or its registered assigns is entitled to purchase from the Company at any time or from time to time during the period specified in Paragraph 2 hereof one-half (1/2) fully paid and nonassessable share of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) for each share of Common Stock issued upon conversion of the Series B Preferred Stock purchased by the Investor pursuant to the Subscription Agreement (the “Series B Preferred Stock”), at an exercise price per share of Common Stock equal to 150% of the conversion price of the Series B Preferred Stock then in effect upon conversion of any shares of Series B Preferred Stock by the Investor (the “Series B Preferred Stock Conversion”) from time to time (the “Exercise Price”).

The term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. This Warrant is subject to the following terms, provisions, and conditions:

I. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the

Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), delivery to the Company of a written notice of an election to effect a “Cashless Exercise” (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the Series B Preferred Stock Conversion and before 5:00 p.m., New York, New York time on the fourth anniversary of such date (the “Exercise Period”)

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

(c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

(d) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

4. Adjustment and Antidilution Provisions. On or after the date of issuance of this Warrant, the Warrant Exercise Price and number of shares issuable pursuant to this Warrant shall be subject to adjustment as follows:

(a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

(b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(c) All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price in addition to those required by this Section 4, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Corporation shall not result in any Federal Income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including warrants).

(d) Whenever the Exercise Price is adjusted, as herein provided, the Corporation shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Company’s Warrant Register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 4, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, and Replacement of Warrant.

(a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

(e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) shall have registration rights as set forth in Section 5 of the Subscription Agreement.

9. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

10. Governing Law. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK

WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

11. Miscellaneous.

(a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 warrants with a per warrant exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock.

(d) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

LITHIUM TECHNOLOGY CORPORATION

By:
Name:	John J. McGovern
Title:	Chief Financial Officer

Dated as of

FORM OF EXERCISE AGREEMENT

Dated:                  , 200

To:

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase                      shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $                    , or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the Warrant) equal to $                    . Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

Name:

Signature:
Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints                                                               as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:                      , 200

In the presence of:

Name:

Signature:
Title of Signing Officer or Agent (if any):

Address:

	Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable